Exhibit 99.1

EP ENERGY

Financial and Operational Reporting Package

Second Quarter 2013

Financial and Operational Reporting Package Second Quarter 2013

EP ENERGY LLC

Financial and Operational Reporting Package

Second Quarter 2013

Table of Contents

Page

Notes to Investors	1

Operating Results
Financial Highlights	2
Statements of Income	3
Average Daily Volumes, Realized Prices and Adjusted Cash Operating Costs Per Unit	4
Derivative Schedule	5

Non-GAAP Reconciliations
Pro Forma Consolidated Financial Data	6-7
Adjusted EBITDAX	8
Cash Operating Costs and Adjusted Cash Operating Costs	9

Glossary	10-11

NOTES TO INVESTORS

Cautionary Statement

This Financial and Operational Reporting Package (“Package”) includes summarized financial and other information about EP Energy LLC (“EP Energy” or the “Company”). The information in this Package is intended to provide highlights and should not be used as a substitute for financial information in EP Energy’s filings with the Securities and Exchange Commission (“SEC”). Readers should refer to those filings. In addition, the glossary contains certain definitions of measures used in this Package and in other presentations we provide. These definitions may not be the same as definitions used by other companies. This Package may contain information that is based on estimates. The Company has made every reasonable effort to ensure that the information and assumptions on which these estimates are based are current, reasonable and complete. Factors that could cause actual results to differ materially from the estimates in this Package are changes in unaudited and/or unreviewed financial information and the effects of any changes in accounting rules and guidance, as well as other factors discussed in EP Energy’s filings with the SEC. The financial data and statistics in this Package for Second Quarter 2013 reflect the operating results of EP Energy through June 30, 2013. Independent auditors have not audited this Package. The Company assumes no obligation to publicly update or revise any information contained herein as a result of new information, future events, or otherwise.

Certain of the production information in this Package includes the production attributable to EP Energy’s 48.8 percent interest in Four Star Oil & Gas Company (“Four Star”). EP Energy’s Supplemental Oil and Gas disclosures, which are included in EP Energy’s 2012 Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star as of December 31, 2012, separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by EP Energy and not Four Star.

Non-GAAP Financial Measures

The SEC’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In this package, these measures may include pro forma financial results, Reported EBITDAX, Adjusted EBITDAX, cash operating costs and adjusted cash operating costs. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are included in the body of this Package.

EP Energy believes that the non-GAAP financial measures described in the glossary are useful to investors because these measurements are used by many companies in the industry as a measure of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the Company and to compare it with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measures used by other companies and should not be used as a substitute for net income (loss), operating cash flows or other measures of financial performance presented in accordance with GAAP.

EP ENERGY LLC

FINANCIAL HIGHLIGHTS

FROM CONTINUING OPERATIONS

(unaudited)

	2013		2012				Year-to-Date
	Q1	Q2	Q1 Pro Forma	Q2 Pro Forma	Q3 Pro Forma	Q4	2013	2012 Pro Forma

(Loss) income ($ in millions)	(123)	182	100	31	(205)	69	59	131

Adjusted EBITDAX ($ in millions)	292	282	291	278	325	339	574	569

Average Cash Operating Costs ($/Boe)	16.56	15.54	12.10	34.09	15.98	16.81	16.05	23.24

Adjusted Cash Operating Costs ($/Boe)	13.83	13.91	11.70	11.20	11.54	12.72	13.86	11.45

Depreciation, depletion and amortization rate ($/Boe)	15.99	18.30	14.83	11.61	9.46	12.52	17.15	13.43

Equivalent Sales Volumes (MBoe/d)(1)	98.1	97.7	102.9	105.0	104.5	102.2	97.9	104.0

Oil and Condensate Sales Volumes (MBbls/d)(1)	32.5	35.0	21.6	22.1	27.4	31.5	33.8	21.8

(1)         Includes our proportionate share of Four Star production volumes.

EP ENERGY LLC

STATEMENTS OF INCOME

($ in millions)

(unaudited)

	2013		2012				Year-to-Date
	Q1	Q2	Q1 Pro Forma	Q2 Pro Forma	Q3 Pro Forma	Q4	2013	2012 Pro Forma

Operating revenues
Oil and condensate	$275	$293	$190	$174	$224	$255	$568	$364
Natural gas	100	115	114	94	112	119	215	208
NGL	15	17	7	11	14	14	32	18
Financial derivatives	(131)	166	76	346	(181)	62	35	422
Total operating revenues	259	591	387	625	169	450	850	1,012

Operating expenses
Natural gas purchases	2	8	—	4	9	6	10	4
Transportation costs	22	24	13	22	20	21	46	35
Lease operating expense	47	51	39	35	38	43	98	74
General and administrative expenses	60	58	42	239	81	81	118	281
Depreciation, depletion and amortization (1)	128	149	126	101	83	108	277	227
Impairments and ceiling test charges (1)	—	10	(1)	—	—	—	10	(1)
Exploration expense (1)	14	13	—	5	21	24	27	5
Taxes other than income	26	17	21	24	21	20	43	45
Total operating expenses	299	330	240	430	273	303	629	670

Operating (loss) income	(40)	261	147	195	(104)	147	221	342
								—
Earnings (loss) from unconsolidated affiliates	2	4	(3)	(3)	(2)	2	6	(6)
Other income (expense)	1	(2)	1	(3)	—	2	(1)	(2)
Loss on extinguishment of debt	(1)	(2)	—	—	(14)	—	(3)	—
Interest expense	(84)	(78)	(4)	(63)	(84)	(81)	(162)	(67)
(Loss) income from continuing operations before income taxes	(122)	183	141	126	(204)	70	61	267
Income tax expense	1	1	41	95	1	1	2	136
Income (loss) from continuing operations	(123)	182	100	31	(205)	69	59	131
Discontinued operations, net of income taxes	17	27	(85)	(18)	9	22	44	(103)
Net (loss) income	$(106)	$209	$15	$13	$(196)	$91	$103	$28

(1)         Reflects the use of the full cost method of accounting for oil and natural gas properties before the acquisition of EP Energy in May 2012 and the use of successful efforts method of accounting after the acquisition.

EP ENERGY LLC

AVERAGE DAILY VOLUMES, REALIZED PRICES AND ADJUSTED CASH OPERATING COSTS PER UNIT

	2013		2012				Year-to-Date
	Q1	Q2	Q1 Pro Forma	Q2 Pro Forma	Q3 Pro Forma	Q4	2013	2012 Pro Forma
Oil and Condensate Sales Volumes (MBbls/d)
Eagle Ford	20.4	22.2	9.8	10.9	15.7	18.5	21.3	10.3
Wolfcamp	1.5	2.9	1.1	1.2	1.4	1.6	2.2	1.2
Uintah (Altamont)	7.9	8.3	7.6	7.1	7.4	8.1	8.1	7.3
Haynesville	—	—	—	—	—	—	—	—
Other Domestic	1.0	0.8	1.3	1.2	1.2	1.1	1.0	1.2
Brazil	0.9	0.1	1.0	1.0	1.0	1.4	0.5	1.0
Total Consolidated	31.7	34.3	20.8	21.4	26.7	30.7	33.1	21.0
Unconsolidated Affiliate (Four Star)	0.8	0.7	0.8	0.7	0.7	0.8	0.7	0.8
Total Combined Operations	32.5	35.0	21.6	22.1	27.4	31.5	33.8	21.8
Natural Gas Sales Volumes (MMcf/d)
Eagle Ford	37	42	16	19	25	32	39	18
Wolfcamp	3	5	2	2	1	3	4	2
Uintah (Altamont)	18	19	18	18	18	18	18	18
Haynesville	204	174	314	321	287	243	189	317
Other Domestic	26	24	42	39	31	26	26	40
Brazil	26	23	30	29	26	27	25	30
Total Consolidated	314	287	422	428	388	349	301	425
Unconsolidated Affiliate (Four Star)	41	40	43	43	41	42	40	43
Total Combined Operations	355	327	465	471	429	391	341	468
NGL Sales Volumes (MBbls/d)
Eagle Ford	4.4	5.8	1.5	2.2	3.2	3.3	5.1	1.9
Wolfcamp	0.4	0.7	—	0.2	0.6	0.5	0.6	0.1
Uintah (Altamont)	—	—	—	—	—	—	—	—
Haynesville	—	—	—	—	—	—	—	—
Other Domestic	0.4	0.3	0.9	0.8	0.5	0.4	0.3	0.8
Total Consolidated	5.2	6.8	2.4	3.2	4.3	4.2	6.0	2.8
Unconsolidated Affiliate (Four Star)	1.3	1.3	1.4	1.3	1.3	1.3	1.3	1.3
Total Combined Operations	6.5	8.1	3.8	4.5	5.6	5.5	7.3	4.1
Equivalent Sales Volumes (MBoe/d)
Eagle Ford	31.0	34.9	14.1	16.3	23.0	27.0	33.0	15.2
Wolfcamp	2.4	4.4	1.5	1.7	2.2	2.5	3.4	1.6
Uintah (Altamont)	11.0	11.4	10.7	10.0	10.4	11.2	11.2	10.3
Haynesville	34.0	29.0	52.2	53.4	47.8	40.5	31.5	52.8
Other Domestic	5.5	5.3	9.0	8.6	6.8	6.0	5.4	8.8
Brazil	5.4	4.0	6.0	5.9	5.3	5.9	4.7	6.0
Total Consolidated	89.3	89.0	93.5	95.9	95.5	93.1	89.2	94.7
Unconsolidated Affiliate (Four Star)	8.8	8.7	9.4	9.1	9.0	9.1	8.7	9.3
Total Combined Operations	98.1	97.7	102.9	105.0	104.5	102.2	97.9	104.0
Consolidated average realized prices (1)
Oil and condensate price on physical sales ($/Bbl)	$96.29	$93.75	$100.56	$89.50	$91.03	$90.50	$94.97	$94.95
Natural gas price on physical sales ($/Mcf)	$3.49	$4.08	$2.97	$2.32	$2.90	$3.49	$3.77	$2.64
NGL price on physical sales ($/Bbl)	$31.57	$26.46	$32.08	$39.34	$34.58	$34.63	$28.68	$36.20
Consolidated average transportation costs (1)
Oil and condensate ($/Bbl)	$1.97	$2.10	$1.08	$1.36	$2.68	$2.04	$2.04	$1.22
Natural gas ($/Mcf)	$0.54	$0.54	$0.25	$0.46	$0.35	$0.45	$0.54	$0.36
NGL ($/Bbl)	$3.81	$6.14	$3.05	$6.83	$2.43	$3.41	$5.13	$5.20
Consolidated average cash operating costs and adjusted cash operating costs ($/Boe) (1)
Lease operating expenses	$5.88	$6.26	$4.58	$4.01	$4.32	$5.01	$6.07	$4.29
Production taxes	2.97	3.37	2.26	2.37	2.28	2.11	3.17	2.32
General and administrative expenses	7.44	7.18	4.92	27.39	9.26	9.44	7.31	16.30
Taxes other than production and income taxes	0.27	(1.27)	0.34	0.32	0.12	0.25	(0.50)	0.33
Total cash operating costs	$16.56	$15.54	$12.10	$34.09	$15.98	$16.81	$16.05	$23.24
Transition/restructuring costs and non-cash compensation expense (2)	(2.73)	(1.63)	(0.40)	(22.89)	(4.44)	(4.09)	(2.19)	(11.79)
Total adjusted cash operating costs	$13.83	$13.91	$11.70	$11.20	$11.54	$12.72	$13.86	$11.45
Consolidated depreciation, depletion and amortization rate ($/Boe) (1)	$15.99	$18.30	$14.83	$11.61	$9.46	$12.52	$17.15	$13.43

(1)         Prices and costs per unit are calculated using volumes from continuing activities only and exclude divested assets.

(2)         A detail of these expenses is included in the reconciliation of Adjusted EBITDAX on page 8.

EP ENERGY LLC

DERIVATIVE SCHEDULE AS OF JUNE 30, 2013

	2013		2014		2015
Crude Oil	Notional Volume (MMBbls)(1)	Average Hedge Price(1)	Notional Volume (MMBbls)(1)	Average Hedge Price(1)	Notional Volume (MMBbls)(1)	Average Hedge Price(1)

Fixed Price Swaps(2)	8.68	$100.09	12.12	$97.70	6.23	$94.57
Collars - Ceiling	1.04	$98.24	1.10	$100.00	1.10	$100.00
Three-Way Collars - Ceiling	—	—	2.92	$103.76	—	—
Three-Way Collars - Floor(3)	—	—	2.92	$95.00	—	—

	2013		2014		2015
Basis Swaps - Crude Oil	Notional Volume (MMBbls)(1)	Average Hedge Price(1)	Notional Volume (MMBbls)(1)	Average Hedge Price(1)	Notional Volume (MMBbls)(1)	Average Hedge Price(1)

Basis Swaps(4)	2.65	Various	4.38	Various	3.65	Various

	2013		2014		2015
Natural Gas	Notional Volume (TBtu)(1)	Average Hedge Price(1)	Notional Volume (TBtu)(1)	Average Hedge Price(1)	Notional Volume (TBtu)(1)	Average Hedge Price(1)

Fixed Price Swaps	49	$3.36	67	$4.02	44	$4.28
Written Calls - Ceiling	1	$3.75	13	$4.02	—	—

Note: US Domestic positions are as of June 30, 2013 (Contract Months: July 2013 - Forward).

(1)	Volumes presented are TBtu for natural gas and MMBbls for oil. Prices presented are per MMBtu of natural gas and per Bbl of oil.

(2)	On 3,128 MBbls, if market prices settle at or below $71.47 in 2013, we will receive a “locked in” cash settlement of the market price plus $24.27 per Bbl.

(3)	If market prices settle at or below $75.00, we will receive a “locked-in” cash settlement of the market price plus $20.00 per Bbl.

(4)	We use various types of oil basis swaps to lock-in certain crude oil differentials.

EP ENERGY LLC

RECONCILIATION OF PRO FORMA CONSOLIDATED FINANCIAL DATA

($ in millions)

(unaudited)

	2012
	Q1 (1)	Adjustments	Q1 Pro Forma	April 1 to May 24, (1)	March 23 (Inception) to June 30, (1)	Adjustments	Q2 Pro Forma	Q3 (1)	Adjustments	Q3 Pro Forma

Operating revenues
Oil and condensate	$209	$(19)	$190	$113	$74	$(13)	$174	$230	$(6)	$224
Natural gas	182	(68)	114	80	46	(32)	94	162	(50)	112
NGL	17	(10)	7	12	4	(5)	11	18	(4)	14
Financial derivatives	76	—	76	289	57	—	346	(181)	—	(181)
Total operating revenues	484	(97)	387	494	181	(50)	625	229	(60)	169

Operating expenses
Natural gas purchases	—	—	—	—	4	—	4	—	9	9
Transportation costs	25	(12)	13	20	9	(7)	22	29	(9)	20
Lease operating expense	62	(23)	39	34	15	(14)	35	55	(17)	38
General and administrative expenses	44	(2)	42	31	208	—	239	85	(4)	81
Depreciation, depletion and amortization (2)	201	(75)	126	118	26	(43)	101	107	(24)	83
Impairments and ceiling test charges (2)	62	(63)	(1)	—	1	(1)	—	—	—	—
Exploration expense (2)	—	—	—	—	6	(1)	5	21	—	21
Taxes other than income	28	(7)	21	17	10	(3)	24	27	(6)	21
Total operating expenses	422	(182)	240	220	279	(69)	430	324	(51)	273

Operating (loss) income	62	85	147	274	(98)	19	195	(95)	(9)	(104)

Loss from unconsolidated affiliates	(3)	—	(3)	(2)	(1)	—	(3)	(2)	—	(2)
Other income (expense)	1	—	1	(4)	1	—	(3)	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	(14)	—	(14)
Interest expense	(4)	—	(4)	(10)	(53)	—	(63)	(84)	—	(84)
Income (loss) from continuing operations before income taxes	56	85	141	258	(151)	19	126	(195)	(9)	(204)
Income tax expense	41	—	41	95	—	—	95	1	—	1
Income (loss) from continuing operations	15	85	100	163	(151)	19	31	(196)	(9)	(205)
Discontinued operations, net of income taxes	—	(85)	(85)	—	1	(19)	(18)	—	9	9
Net income (loss)	$15	$—	$15	$163	$(150)	$—	$13	$(196)	$—	$(196)

(1)         Reflects our GAAP financial information.

(2)         Reflects the use of the full cost method of accounting for oil and natural gas properties before the acquisition of EP Energy in May 2012 and the use of successful efforts method of accounting after the acquisition.

EP ENERGY LLC

RECONCILIATION OF PRO FORMA CONSOLIDATED FINANCIAL DATA

($ in millions)

(unaudited)

	Year-to-Date 2012
	Q1 (1)	April 1 to May 24, (1)	March 23 (Inception) to June 30, (1)	Adjustments	Pro Forma

Operating revenues
Oil and condensate	$209	$113	$74	$(32)	$364
Natural gas	182	80	46	(100)	208
NGL	17	12	4	(15)	18
Financial derivatives	76	289	57	—	422
Total operating revenues	484	494	181	(147)	1,012

Operating expenses
Natural gas purchases	—	—	4	—	4
Transportation costs	25	20	9	(19)	35
Lease operating expense	62	34	15	(37)	74
General and administrative expenses	44	31	208	(2)	281
Depreciation, depletion and amortization (2)	201	118	26	(118)	227
Impairments and ceiling test charges (2)	62	—	1	(64)	(1)
Exploration expense (2)	—	—	6	(1)	5
Taxes other than income	28	17	10	(10)	45
Total operating expenses	422	220	279	(251)	670

Operating (loss) income	62	274	(98)	104	342

Loss from unconsolidated affiliates	(3)	(2)	(1)	—	(6)
Other income (expense)	1	(4)	1	—	(2)
Loss on extinguishment of debt	—	—	—	—	—
Interest expense	(4)	(10)	(53)	—	(67)
Income (loss) from continuing operations before income taxes	56	258	(151)	104	267
Income tax expense	41	95	—	—	136
Income (loss) from continuing operations	15	163	(151)	104	131
Discontinued operations, net of income taxes	—	—	1	(104)	(103)
Net income (loss)	$15	$163	$(150)	$—	$28

(1)         Reflects our GAAP financial statements.

(2)         Reflects the use of the full cost method of accounting for oil and natural gas properties before the acquisition of EP Energy in May 2012 and the use of successful efforts method of accounting after the acquisition.

EP ENERGY LLC

RECONCILIATION OF ADJUSTED EBITDAX

($ in millions)

(unaudited)

	2013		2012				Year-to-Date
	Q1	Q2	Q1 Pro Forma	Q2 Pro Forma	Q3 Pro Forma	Q4	2013	2012 Pro Forma

(Loss) income from continuing operations	$(123)	$182	$100	$31	$(205)	$69	$59	$131
Depreciation, depletion and amortization	128	149	126	101	83	108	277	227
Interest expense	84	78	4	63	84	81	162	67
Income tax expense	1	1	41	95	1	1	2	136
Exploration expense	14	13	—	5	21	24	27	5
EBITDAX	104	423	271	295	(16)	283	527	566

Mark to market losses (gains) on financial derivatives	131	(166)	(76)	(346)	181	(62)	(35)	(422)
Cash settlement proceeds from financial derivatives	20	(5)	82	126	102	75	15	208
Derivative premiums	8	—	—	—	—	—	8	—
Impairments and ceiling test charges	—	10	—	—	—	—	10	—
Dividends from unconsolidated affiliates	8	9	8	—	2	11	17	8
(Income) loss from unconsolidated affiliates	(2)	(4)	3	3	2	(2)	(6)	6
Non-cash compensation expense	13	1	3	14	9	14	14	17
Transition and restructuring costs	3	5	—	183	25	13	8	183
Loss on extinguishment of debt	1	2	—	—	14	—	3	—
Advisory fee	6	7	—	3	6	7	13	3
Adjusted EBITDAX (1)	$292	$282	$291	$278	$325	$339	$574	$569

Adjusted EBITDAX of divested assets	$38	$47	$52	$35	$33	$42	$85	$87

(1)         Includes adjusted EBITDAX related to our Brazil assets which will be sold by the end of the first quarter of 2014 of approximately $13 million and $(1) million for the first and second quarters of 2013 and approximately $15 million, $(3) million, $7 million and $13 million related to first, second, third and fourth quarters of 2012.

EP ENERGY LLC

RECONCILIATION OF CASH OPERATING COSTS AND ADJUSTED CASH OPERATING COSTS (1)

(unaudited)

	Q1		Q2		Q3		Q4		Year-to-Date
	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit
2013	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)

Total operating expenses	$299	$37.05	$330	40.81					$629	$38.96
Depreciation, depletion and amortization	(128)	(15.98)	(149)	(18.30)					(277)	(17.15)
Transportation costs	(22)	(2.70)	(24)	(2.95)					(46)	(2.83)
Exploration expense	(14)	(1.63)	(13)	(1.73)					(27)	(1.69)
Natural gas purchases	(2)	(0.18)	(8)	(1.06)					(10)	(0.63)
Impairments	—	—	(10)	(1.23)					(10)	(0.61)
Total cash operating costs and per-unit cash costs (3)	$133	$16.56	$126	15.54					$259	$16.05
Transition/restructuring costs and non-cash compensation expense (4)	(22)	(2.73)	(13)	(1.63)					(35)	(2.19)
Total adjusted cash operating costs and per-unit adjusted cash costs (3)	$111	$13.83	$113	13.91					$224	$13.86

Total equivalent volumes (MBoe)		8,038		8,095						16,133

	Q1 Pro Forma		Q2 Pro Forma		Q3 Pro Forma		Q4		Year-to-Date Pro Forma
	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit
2012	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)	($ MM)	($/Boe)(2)

Total operating expenses	$240	$28.23	$430	$49.23	$273	$31.09	$303	$35.31	$670	$38.87
Depreciation, depletion and amortization	(126)	(14.83)	(101)	(11.60)	(83)	(9.46)	(108)	(12.52)	(227)	(13.20)
Transportation costs	(13)	(1.47)	(22)	(2.51)	(20)	(2.26)	(21)	(2.51)	(35)	(2.00)
Exploration expense	—	—	(5)	(0.59)	(21)	(2.39)	(24)	(2.71)	(5)	(0.30)
Natural gas purchases	—	—	(4)	(0.44)	(9)	(1.00)	(6)	(0.76)	(4)	(0.22)
Ceiling test charges and Impairments	1	0.17	—	—		—	—	—	1	0.09
Other	—	—	—	—	—	—		—	—	—
Total cash operating costs and per-unit cash costs (3)	$102	$12.10	$298	$34.09	$140	$15.98	$144	$16.81	$400	$23.24
Transition/restructuring costs and non-cash compensation expense (4)	(3)	(0.40)	(200)	(22.89)	(39)	(4.44)	(35)	(4.09)	(203)	(11.79)
Total adjusted cash operating costs and per-unit adjusted cash costs (3)	$99	$11.70	$98	$11.20	$101	$11.54	$109	$12.72	$197	$11.45

Total equivalent volumes (MBoe)		8,506		8,729		8,786		8,569		17,235

(1)	Per unit costs are based on continuing activities only and exclude divested assets.
(2)	Per unit costs are based on actual total amounts rather than the rounded totals presented.
(3)	Excludes volumes and costs associated with our equity investment in Four Star.
(4)

The quarter ended March 31, 2013 includes $3 million for transition and restructuring costs associated with the acquisition of EP Energy, $6 million of advisory fees paid to Sponsors and $13 million of non-cash compensation expense. The quarter ended March 31, 2012 includes $3 million of non-cash compensation expense. The year-to-date December 31, 2012 included $221 million for transition and restructuring costs associated with the acquisition of EP Energy, $16 million of advisory fees paid to Sponsors and $32 million of non-cash compensation expense.

GLOSSARY

This contains a glossary of terms used in this Package as well as those used in other investor presentations and press releases. They are for reference only and may not be comparable to similarly titled measures used at other companies.

NON-GAAP FINANCIAL MEASURES

EP Energy LLC (the successor and formerly known as Everest Acquisition LLC) was formed as a Delaware limited liability company on March 23, 2012 by Apollo Global Management LLC (Apollo) and other private equity investors (collectively, the Sponsors). On April 24, 2012, we issued approximately $2.75 billion in private placement notes.  Proceeds from these notes, along with other sources, were used by the Sponsors to acquire EP Energy Global LLC (formerly known as EP Energy Corporation and EP Energy, L.L.C. after its conversion into a Delaware limited liability company) and subsidiaries. On May 24, 2012, the Sponsors acquired EP Energy Global LLC for approximately $7.2 billion in cash (the Acquisition).

Pro Forma Financial Results

During the second quarter of 2013, we reclassified as discontinued operations certain domestic natural gas assets, including CBM, south Texas and Arklatex assets that we sold in July and August, in all historical financial periods after our acquisition in May 2012.  These periods are referred to as successor periods in our GAAP financial statements.  To aid in comparability, we are presenting information prior to our acquisition, referred to as predecessor periods in our GAAP financial statements, on a pro forma basis to exclude these sales, along with certain other sales completed in earlier periods, namely the sales of our Gulf of Mexico and Egyptian assets, both completed in 2012.

Reported EBITDAX and Adjusted EBITDAX

Reported EBITDAX is defined as net income plus interest and debt expense, income taxes, depreciation, depletion and amortization and exploration expense. Adjusted EBITDAX is defined as Reported EBITDAX, adjusted as applicable in the relevant period, for the net change in the fair value of derivatives (mark to market effects, net of cash settlements and premiums related to these derivatives), impairment and/or ceiling test charges, adjustments to reflect cash distributions of the earnings from our unconsolidated affiliates, non-cash compensation expenses, transition and restructuring costs we expect not to recur, losses or gains on extinguishment of debt, losses or gains on sale of assets and advisory fees paid to our sponsors.

We believe that the presentation of Reported EBITDAX and Adjusted EBITDAX is important to provide management and investors with (i) additional information to evaluate our ability to service debt, adjusting for items required or permitted in calculating covenant compliance under our debt agreements, (ii) an important supplemental indicator of the operational performance of our business, (iii) an additional criterion for evaluating our performance relative to our peers, (iv) additional information to measure our liquidity (before cash capital requirements and working capital needs) (v) and supplemental information to investors about certain material non-cash and/or other items that may not continue at the same level in the future.

Reported EBITDAX and Adjusted EBITDAX have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP or as an alternative to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. For example, our presentation of Reported EBITDAX and Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies in our industry. Furthermore, our presentation of Reported EBITDAX and Adjusted EBITDAX should not be construed as an inference that our future results will be unaffected by the items noted above or what we believe to be other unusual or non-recurring items or that in the future we may not incur expenses that are the same as or similar to some of the adjustments in this presentation.

Cash Operating Costs and Adjusted Cash Operating Costs

We monitor cash operating costs required to produce our oil and natural gas. Cash operating costs is a non-GAAP measure calculated on a per Boe produced basis and includes total operating expenses less depreciation, depletion and amortization expense, natural gas purchases, transportation costs, exploration expense, impairment and/or ceiling test charges and other non-cash operating costs. Adjusted cash operating costs is a non-GAAP measure and is defined as cash operating costs less transition and restructuring costs and non-cash compensation expense. We believe cash operating costs and adjusted cash operating costs per unit are valuable measures to provide management and investors and reflect operating performance and efficiency; however, these measures may not be comparable to similarly titled measures used by other companies and are subject to several of the same limitations as analytical tools as noted in the paragraphs above.